Exhibit (t)

CARLYLE ALPINVEST PRIVATE MARKETS FUND

POWER OF ATTORNEY

Each of the undersigned Trustees of Carlyle AlpInvest Private Markets Fund (the “Trust”) hereby constitutes and appoints Joseph O’Connor, Parker Hooper, Cameron Fairall, Jennifer Juste and Elizabeth Pelgrift, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust or its affiliates with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 1st day of October, 2024.

SIGNATURE	TITLE

/s/ Joseph O’Connor	Trustee
Joseph O’Connor

CARLYLE ALPINVEST PRIVATE MARKETS FUND

POWER OF ATTORNEY

Each of the undersigned Trustees of Carlyle AlpInvest Private Markets Fund (the “Trust”) hereby constitutes and appoints Joseph O’Connor, Parker Hooper, Cameron Fairall, Jennifer Juste and Elizabeth Pelgrift, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust or its affiliates with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 24th day of September, 2024.

SIGNATURE	TITLE

/s/ Victoria Ivashina	Trustee

CARLYLE ALPINVEST PRIVATE MARKETS FUND

POWER OF ATTORNEY

Each of the undersigned Trustees of Carlyle AlpInvest Private Markets Fund (the “Trust”) hereby constitutes and appoints Joseph O’Connor, Parker Hooper, Cameron Fairall, Jennifer Juste and Elizabeth Pelgrift, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust or its affiliates with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 21st day of September, 2024.

SIGNATURE	TITLE

/s/ Marc B. Moyers	Trustee

CARLYLE ALPINVEST PRIVATE MARKETS FUND

POWER OF ATTORNEY

Each of the undersigned Trustees of Carlyle AlpInvest Private Markets Fund (the “Trust”) hereby constitutes and appoints Joseph O’Connor, Parker Hooper, Cameron Fairall, Jennifer Juste and Elizabeth Pelgrift, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-2, and any and all amendments thereto, and all other documents, filed by the Trust or its affiliates with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended (together with the 1940 Act, “Acts”), and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or its affiliates to comply with such Acts, the rules, regulations and requirements of the SEC, the securities, Blue Sky laws and/or corporate/trust laws of any state or other jurisdiction, the Commodities Futures Trading Commission, and the regulatory authorities of any foreign jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 26th day of September, 2024.

SIGNATURE	TITLE

/s/ David Sylvester	Trustee